Exhibit 99.1

Magnite Reports Second Quarter 2024 Results
Total Revenue Grows 7% & Contribution ex-TAC(1) Grows 9% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 12% Year-Over-Year
NEW YORK, New York – August 7, 2024 – Magnite (NASDAQ: MGNI), the world's largest independent sell-side advertising company, today reported its results of operations for the quarter ended June 30, 2024.
Q2 2024 Highlights:
•Revenue of $162.9 million, up 7% year-over-year
•Contribution ex-TAC(1) of $146.8 million, up 9% year-over-year
•Contribution ex-TAC(1) attributable to CTV of $63.0 million, up 12% year-over-year, compared to guidance of $59.0 to $61.0 million
•Contribution ex-TAC(1) attributable to DV+ of $83.8 million, up 7% year-over year, compared to guidance of $83.0 to $85.0 million
•Net loss of $1.1 million, for a loss per share of $0.01, compared to a net loss of $73.9 million, for a loss per share of $0.54 for Q2 2023
•Adjusted EBITDA(1) of $44.7 million, representing a 30% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $37.3 million in Q2 2023
•Non-GAAP earnings per share(1) of $0.14, compared to non-GAAP earnings per share(1) of $0.09 for Q2 2023
•Operating cash flow(3) of $29.6 million
Expectations:
•Total Contribution ex-TAC(1) for Q3 2024 to be between $146 million and $150 million
•Contribution ex-TAC(1) attributable to CTV to accelerate to 18%-22% year-over-year for Q3 2024 to be between $62 million and $64 million
•Contribution ex-TAC(1) attributable to DV+ for Q3 2024 to be between $84 million and $86 million
•Adjusted EBITDA operating expenses(4) for Q3 2024 to be between $101 million and $103 million
•Reaffirming Contribution ex-TAC(1) to grow at least 10% for the full-year 2024, with CTV growing faster than DV+
•Reaffirming Adjusted EBITDA margin(2) expansion for 2024 to 100-150 basis points
•Reaffirming Adjusted EBITDA(1) growth for 2024 to be in the mid-teens, and even higher growth in free cash flow(5)
•Total capital expenditures for 2024 to be approximately $50 million
•Net income and earnings per share to be positive for 2024 on a GAAP basis

“We once again beat the high end of our total and CTV top line guidance in the second quarter, with contribution ex-TAC for CTV exceeding the high end of our range. After partnering with Netflix in late May, we are working closely with them in support of their growing advertising business with their expanded programmatic launch this summer, and more broad rollout in 2025. We are also seeing great progress across many of our largest partners, such as Roku, accelerating their move to programmatic CTV, and we are very encouraged by our recent win in commerce media with United Airlines as well as the continued traction we are seeing in live sports. Ad spend trends from the first half continue to be positive, and we remain optimistic this momentum will carry forward as Magnite growth accelerates in the back half of 2024,” said Michael G. Barrett, President and CEO of Magnite.

Second Quarter 2024 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Six Months Ended
	June 30, 2024	June 30, 2023	Change Favorable/ (Unfavorable)	June 30, 2024	June 30, 2023	Change Favorable/ (Unfavorable)
Revenue	$162.9	$152.5	7%	$312.2	$282.7	10%
Gross profit	$100.3	$22.4	348%	$183.7	$27.7	563%
Contribution ex-TAC(1)	$146.8	$134.7	9%	$277.3	$250.7	11%
Net loss	($1.1)	($73.9)	99%	($18.8)	($172.6)	89%
Adjusted EBITDA(1)	$44.7	$37.3	20%	$69.8	$60.7	15%
Adjusted EBITDA margin(2)	30%	28%	2 ppt	25%	24%	1 ppt
Basic and diluted loss per share	($0.01)	($0.54)	98%	($0.13)	($1.27)	90%
Non-GAAP earnings per share(1)	$0.14	$0.09	56%	$0.20	$0.13	54%

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.

Second Quarter 2024 Results Conference Call and Webcast:
The Company will host a conference call on August 7, 2024 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its second quarter of 2024.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	5546887
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; potential synergies from the Company's acquisitions; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; scope and duration of client relationships; the fees we may charge in the future; our anticipated financial performance; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; the development of identity solutions; client utilization of our offerings; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net loss to Adjusted EBITDA," "Reconciliation of net loss to non-GAAP income," and "Reconciliation of GAAP loss per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in assessing the performance of Magnite and facilitates a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, impairment charges, interest income or expense, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, non-operational real estate and other expenses (income), net, and provision (benefit) for income taxes. We also track future expenses on an Adjusted EBITDA basis, and describe them as Adjusted EBITDA operating expenses, which includes total operating expenses. Total operating expenses include cost of revenue. Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA. We adjust Adjusted EBITDA operating expenses for the same expense items excluded in Adjusted EBITDA. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges and changes in, or cash requirements for, acquisition and related items, such as certain transaction expenses.
•Adjusted EBITDA does not reflect cash and non-cash charges related to certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, non-operational real estate expenses or income, or contractual commitments.

•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$326,464	$326,219
Accounts receivable, net	1,122,396	1,176,276
Prepaid expenses and other current assets	19,376	20,508
TOTAL CURRENT ASSETS	1,468,236	1,523,003
Property and equipment, net	62,939	47,371
Right-of-use lease asset	62,034	60,549
Internal use software development costs, net	24,923	21,926
Intangible assets, net	35,848	51,011
Goodwill	978,217	978,217
Other assets, non-current	11,008	6,729
TOTAL ASSETS	$2,643,205	$2,688,806
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,299,231	$1,372,176
Lease liabilities, current	20,014	20,402
Debt, current	3,650	3,600
Other current liabilities	6,219	5,957
TOTAL CURRENT LIABILITIES	1,329,114	1,402,135
Debt, non-current, net of debt discount and debt issuance costs	549,025	532,986
Lease liabilities, non-current	50,294	49,665
Deferred tax liability, net	287	680
Other liabilities, non-current	1,522	1,657
TOTAL LIABILITIES	1,930,242	1,987,123
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,418,931	1,387,715
Accumulated other comprehensive loss	(3,177)	(2,076)
Accumulated deficit	(702,793)	(683,958)
TOTAL STOCKHOLDERS' EQUITY	712,963	701,683
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,643,205	$2,688,806

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenue	$162,880	$152,543	$312,199	$282,693
Expenses (1)(2):
Cost of revenue	62,606	130,175	128,508	255,003
Sales and marketing	42,240	45,131	85,929	98,180
Technology and development	25,829	23,383	52,720	47,598
General and administrative	22,631	25,649	49,296	46,737
Merger, acquisition, and restructuring costs	—	—	—	7,465
Total expenses	153,306	224,338	316,453	454,983
Income (loss) from operations	9,574	(71,795)	(4,254)	(172,290)
Other (income) expense:
Interest expense, net	6,793	8,520	14,751	16,695
Foreign exchange (gain) loss, net	516	(304)	(1,799)	(71)
(Gain) loss on extinguishment of debt	—	(5,427)	7,387	(13,976)
Other income	(1,284)	(1,358)	(2,576)	(2,671)
Total other (income) expense, net	6,025	1,431	17,763	(23)
Income (loss) before income taxes	3,549	(73,226)	(22,017)	(172,267)
Provision (benefit) for income taxes	4,627	663	(3,182)	354
Net loss	$(1,078)	$(73,889)	$(18,835)	$(172,621)
Net loss per share:
Basic and diluted	$(0.01)	$(0.54)	$(0.13)	$(1.27)
Weighted average shares used to compute loss per share:
Basic and diluted	140,551	136,164	139,924	135,429

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Cost of revenue	$478	$459	$978	$927
Sales and marketing	7,972	7,093	16,208	14,498
Technology and development	4,889	5,473	10,305	10,919
General and administrative	6,321	5,682	13,000	11,507
Merger, acquisition, and restructuring costs	—	—	—	143
Total stock-based compensation expense	$19,660	$18,707	$40,491	$37,994

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Cost of revenue	$11,438	$81,336	$22,154	$161,727
Sales and marketing	2,589	7,292	5,199	22,336
Technology and development	124	187	271	392
General and administrative	85	124	179	279
Total depreciation and amortization expense	$14,236	$88,939	$27,803	$184,734

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended
	June 30, 2024	June 30, 2023
OPERATING ACTIVITIES:
Net loss	$(18,835)	$(172,621)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	27,803	184,734
Stock-based compensation	40,491	37,994
(Gain) loss on extinguishment of debt	7,387	(13,976)
Gain on disposal of property and equipment	(13)	(39)
Provision for doubtful accounts	292	4,649
Amortization of debt discount and issuance costs	2,149	3,269
Non-cash lease expense	(1,236)	167
Deferred income taxes	(3,101)	219
Unrealized foreign currency gain, net	(3,112)	(1,974)
Other items, net	—	2,696
Changes in operating assets and liabilities:
Accounts receivable	52,146	48,144
Prepaid expenses and other assets	1,120	1,386
Accounts payable and accrued expenses	(76,104)	(52,190)
Other liabilities	169	765
Net cash provided by operating activities	29,156	43,223
INVESTING ACTIVITIES:
Purchases of property and equipment	(15,040)	(12,734)
Capitalized internal use software development costs	(7,516)	(5,800)
Net cash used in investing activities	(22,556)	(18,534)
FINANCING ACTIVITIES:
Proceeds from issuance of 2024 Term Loan B Facility, net of debt discount	361,350	—
Repayment of 2021 Term Loan B Facility	(351,000)	—
Payment for debt issuance costs	(4,510)	—
Repayment of debt	(913)	(1,800)
Repurchase of Convertible Senior Notes	—	(74,989)
Proceeds from exercise of stock options	187	2,096
Proceeds from issuance of common stock under employee stock purchase plan	1,983	1,922
Repayment of financing lease	—	(276)
Taxes paid related to net share settlement	(12,743)	(9,677)
Payment of indemnification claims holdback	—	(2,313)
Net cash used in financing activities	(5,646)	(85,037)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(709)	257
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	245	(60,091)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	326,219	326,502
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$326,464	$266,411

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH TO CONSOLIDATED BALANCE SHEETS
Cash and cash equivalents	$326,464	$266,364
Restricted cash included in prepaid expenses and other current assets	—	47
Total cash, cash equivalents and restricted cash	$326,464	$266,411

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Six Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	June 30, 2024	June 30, 2023
Cash paid for income taxes	$1,938	$3,069
Cash paid for interest	$17,854	$17,944
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$9,132	$1,382
Capitalized stock-based compensation	$1,298	$1,092
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$11,020	$3,277

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenue	$162,880	$152,543	$312,199	$282,693
Less: Cost of revenue	62,606	130,175	128,508	255,003
Gross Profit	100,274	22,368	183,691	27,690
Add back: Cost of revenue, excluding TAC	46,489	112,314	93,625	223,041
Contribution ex-TAC	$146,763	$134,682	$277,316	$250,731

MAGNITE, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net loss	$(1,078)	$(73,889)	$(18,835)	$(172,621)
Add back (deduct):
Depreciation and amortization expense, excluding amortization of acquired intangible assets	6,662	10,259	12,640	19,625
Amortization of acquired intangibles	7,574	78,680	15,163	165,109
Stock-based compensation expense	19,660	18,707	40,491	37,994
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	—	—	—	7,322
Non-operational real estate and other (income) expense, net	(7)	122	17	238
Interest expense, net	6,793	8,520	14,751	16,695
Foreign exchange (gain) loss, net	516	(304)	(1,799)	(71)
(Gain) loss on extinguishment of debt	—	(5,427)	7,387	(13,976)
Other debt refinancing expense	—	—	3,140	—
Provision (benefit) for income taxes	4,627	663	(3,182)	354
Adjusted EBITDA	$44,747	$37,331	$69,773	$60,669

MAGNITE, INC.
RECONCILIATION OF NET LOSS TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net loss	$(1,078)	$(73,889)	$(18,835)	$(172,621)
Add back (deduct):
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	7,574	78,680	15,163	172,431
Stock-based compensation expense	19,660	18,707	40,491	37,994
Non-operational real estate and other (income) expense, net	(7)	122	17	238
Foreign exchange (gain) loss, net	516	(304)	(1,799)	(71)
Interest expense, Convertible Senior Notes	422	(176)	843	1,489
(Gain) loss on extinguishment of debt	—	(5,427)	7,387	(13,976)
Other debt refinancing expense	—	—	3,140	—
Tax effect of Non-GAAP adjustments (1)	(5,603)	(4,212)	(16,939)	(6,232)
Non-GAAP income	$21,484	$13,501	$29,468	$19,252

(1)	Non-GAAP income includes the estimated tax impact from the reconciling items between net loss and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP LOSS PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
GAAP loss per share (1):
Basic and diluted	$(0.01)	$(0.54)	$(0.13)	$(1.27)

Non-GAAP income (2)	$21,484	$13,501	$29,468	$19,252
Non-GAAP earnings per share	$0.14	$0.09	$0.20	$0.13

Reconciliation of weighted-average shares used to compute net earnings (loss) per share to non-GAAP weighted average shares outstanding:
Weighted-average shares used to compute basic earnings (loss) per share	140,551	136,164	139,924	135,429
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	4,972	4,071	4,672	3,843
Dilutive effect of weighted-average ESPP shares	55	9	60	13
Dilutive effect of weighted-average Convertible Senior Notes	3,210	5,313	3,210	5,668
Non-GAAP weighted-average shares outstanding	148,788	145,557	147,866	144,953

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute earnings (loss) per share as included in the condensed consolidated statement of operations.
(2) Refer to reconciliation of net loss to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended				Six Months Ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
Channel:
CTV	$62,953	43%	$56,084	42%	$117,847	43%	$102,496	41%
Mobile	57,713	39%	53,392	39%	111,012	40%	100,289	40%
Desktop	26,097	18%	25,206	19%	48,457	17%	47,946	19%
Total	$146,763	100%	$134,682	100%	$277,316	100%	$250,731	100%